UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700 Denver Colorado	80203
(Address of principal executive offices)	(Zip Code)

(303)295-3995

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 OTHER EVENTS

This Current Report on Form 8-K discloses certain additional information relating to the anticipated merger of Cimarex Energy Co. (“Cimarex”) with a wholly owned subsidiary of Cabot Oil & Gas Corporation (“Cabot”). Subject to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 23, 2021, as amended on June 29, 2021, by and among Cimarex, Cabot and Double C Merger Sub, Inc., a wholly owned subsidiary of Cabot (“Merger Sub”), Merger Sub will merge with and into Cimarex (the “Merger”).

In connection with the Merger Agreement and the transactions contemplated thereby, ten putative stockholders of Cimarex filed separate lawsuits against Cimarex and the Cimarex board. Five of the lawsuits were filed in the United States District Court for the Southern District of New York, and are captioned Wang v. Cimarex, et al., Case No. 1:21-cv-05672, Graff v. Cimarex, et al., Case No. 1:21-cv-05804, Elliot v. Cimarex, et al., Case No. 1:21-cv-06315, Lukosevicius v. Cimarex, et al., Case No. 1:21-cv-06568 and Jones v. Cimarex, et al., Case No. 1:21-cv-07798; two of the lawsuits were filed in the United States District Court for the District of Delaware, and are captioned Sheridan v. Cimarex, et al., Case No. 1:21-cv-01290 and Parshall v. Cimarex, et al., Case No. 1:21-cv-01311; one of the lawsuits was filed in the United States District Court for the District of Colorado, and is captioned Woodyard v. Cimarex, et al., Case No. 1:21-cv-01850; one of the lawsuits was filed in the Colorado District Court of Denver County, Colorado, and is captioned Garfield v. Jorden, et al., Case No. 2021CV32655; and one of the lawsuits was filed in the United States District Court for the Eastern District of Pennsylvania, and is captioned Ciccotelli v. Cimarex, et al., Case No. 2:21-cv-04113. Each of the actions is asserted only on behalf of the named plaintiff. In general, the complaints assert claims alleging, among other things, that Cimarex and the Cimarex board failed to make adequate disclosures in Cimarex’s proxy statement relating to the Merger (in its definitive form, the “Proxy Statement”). Cimarex believes that the allegations in the complaints are without merit.

While Cimarex believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay, and to provide additional information to Cimarex’s stockholders, Cimarex has determined to voluntarily supplement the Proxy Statement with the below disclosures. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement. To the contrary, Cimarex denies all allegations in the litigation that any additional disclosure was or is required.

Supplemental Disclosures

The following information supplements the Proxy Statement, and should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Proxy Statement, and the terms used below have the meanings set forth in the Proxy Statement.

The following sentence is hereby inserted immediately after the first sentence in the fifth full paragraph on page 106 of the Proxy Statement under the heading “—Net Asset Value Analyses” (such paragraph beginning with “TPH calculated the present value, as of April 1, 2021, of the future . . .”):

“TPH used the database forecasts and technical adjusted database forecasts for each of Cimarex and Cabot for this analysis as such database forecasts cover the full economic lives of the assets, which is necessary for net asset value analysis.”

The first sentence in the sixth full paragraph on page 106 of the Proxy Statement under the heading “—Net Asset Value Analyses” (such paragraph beginning with “TPH calculated estimates of the companies’ net asset values by . . .”) is hereby amended and restated to read as follows:

“TPH calculated estimates of the companies’ net asset values by adding (1) the present value of the cash flows generated by the estimated proved developed reserves and undeveloped hydrocarbon resources, plus (2) the present value of future estimated effects of hedging, minus (3) the present value of future estimated effects of general and administrative expenses, taxes and non-drilling and completion capital expenditures and minus (4) net debt (total debt minus cash and cash equivalents) of $1.48 billion and $875 million for Cimarex and Cabot, respectively, and, in the case of Cimarex, preferred equity of $37 million. The resulting equity values were divided by approximately 103 million and 405.2 million fully diluted shares outstanding for each of Cimarex and Cabot, respectively, to derive a net asset value per share for each of Cimarex common stock and Cabot common stock.”

The second sentence in the third full paragraph on page 107 of the Proxy Statement under the heading “—Discounted Cash Flow Analyses” (such paragraph beginning with “TPH calculated the companies’ terminal values based on . . .”) is hereby amended and restated to read as follows:

“The resulting enterprise values were then adjusted by subtracting Cimarex’s and Cabot’s net debt (total debt minus cash and cash equivalents) of $1.48 billion and $875 million, respectively, and, in the case of Cimarex, preferred equity of $37 million to calculate a range of equity values for each company, and the resulting equity values were divided by the number of the fully diluted shares outstanding for each of Cimarex and Cabot to derive an implied price per share for each of Cimarex common stock and Cabot common stock.”

The second sentence in the first full paragraph on page 108 of the Proxy Statement under the heading “—Has/Gets Analysis—NAV Accretion” (such paragraph beginning with “TPH conducted an analysis comparing the per share reference ranges . . .”) is hereby amended and restated to read as follows:

“TPH calculated illustrative reference ranges of Cimarex common stock pro forma for the merger by (1) adding the net asset values of Cimarex and Cabot on a standalone basis, (2) adding the Synergies, (3) subtracting the estimated fees and expenses relating to the merger, (4) discounting the unlevered free cash flows at ranges of 7.3% to 8.9% (which we refer to as the “illustrative pro forma range A”) and 6.5% to 8.0% (which we refer to as the “illustrative pro forma range B”), (5) dividing the calculated value by approximately 818.5 million shares of Cabot common stock pro forma for the merger, and (6) multiplying the implied per share value ranges from the foregoing calculations by the transaction exchange ratio.”

The first sentence in the sixth full paragraph on page 108 of the Proxy Statement under the heading “—Equity Research Analysts’ Price Targets” (such paragraph beginning with “TPH reviewed sell-side analyst price targets . . .”) is hereby amended and restated to read as follows, with the table below inserted immediately thereafter:

“TPH reviewed the following sell-side analyst price targets per share of Cimarex common stock prepared and published by 25 equity research analysts on or prior to May 21, 2021.”

Firm Name	Target Price	Date
Barclays Capital Inc.	$72	5/5/2021
BMO Capital Markets Corp.	$95	5/12/2021
Capital One Securities, Inc.	$78	5/19/2021
Cowen and Company, LLC	$73	5/5/2021
Credit Suisse Securities (USA) LLC	$82	5/6/2021
Evercore Group, L.L.C.	$75	5/10/2021
Goldman Sachs & Co. LLC	$85	5/17/2021
J.P. Morgan Securities LLC	$75	5/11/2021
KeyBanc Capital Markets Inc.	$85	5/6/2021
Mizuho Securities USA LLC	$99	5/17/2021
MKM Partners LLC	$78	5/11/2021
Morgan Stanley & Co. LLC	$79	5/19/2021
Piper Sandler & Co.	$88	5/17/2021
Raymond James & Associates, Inc.	$102	5/12/2021
Scotia Capital (USA) Inc.	$85	5/21/2021
Seaport Global Securities LLC	$85	5/6/2021
Siebert Williams Shank & Co., LLC	$107	5/13/2021
Stifel, Nicolaus & Company, Incorporated	$104	5/5/2021
Susquehanna Financial Group, LLLP	$83	5/7/2021
Truist Securities, Inc.	$80	5/10/2021
Tudor, Pickering, Holt & Co.	$84	5/19/2021
US Capital Advisors, LLC	$112	5/18/2021
Wells Fargo Securities, LLC	$81	5/19/2021
Wolfe Research, LLC	$87	5/5/2021
Zacks Investment Research, Inc.	$76	5/19/2021

The first sentence in the first full paragraph on page 109 of the Proxy Statement under the heading “—Equity Research Analysts’ Price Targets” (such paragraph beginning with “TPH also reviewed sell-side analyst price targets per share . . .”) is hereby amended and restated to read as follows, with the table below inserted immediately thereafter:

“TPH also reviewed the following sell-side analyst price targets per share of Cabot common stock prepared and published by 23 equity research analysts prior to May 21, 2021.”

Firm Name	Target Price	Date
BMO Capital Markets Corp.	$19	5/12/2021
Capital One Securities, Inc.	$24	4/30/2021
Cowen and Company, LLC	$21	4/29/2021
Credit Suisse Securities (USA) LLC	$20	5/13/2021
Evercore Group, L.L.C.	$22	5/10/2021
Goldman Sachs & Co. LLC	$17.5	5/17/2021
Johnson Rice & Company L.L.C.	$21	4/30/2021
J.P. Morgan Securities LLC	$17	5/3/2021
Mizuho Securities USA LLC	$21	5/17/2021
MKM Partners LLC	$21	5/3/2021
Morgan Stanley & Co. LLC	$20	4/19/2021
Morningstar, Inc.	$24	4/30/2021
Peters & Co. Limited	$20	4/29/2021
Piper Sandler & Co.	$20	5/20/2021
Raymond James & Associates, Inc.	$22	5/3/2021
Scotia Capital (USA) Inc.	$23	4/29/2021
Siebert Williams Shank & Co., LLC	$25	5/13/2021
Susquehanna Financial Group, LLLP	$22	4/30/2021
TD Securities (USA) LLC	$18	4/30/2021
Tudor, Pickering, Holt & Co.	$20	5/21/2021
Wells Fargo Securities, LLC	$22	5/19/2021
Wolfe Research, LLC	$23	5/19/2021
Zacks Investment Research, Inc.	$18	5/3/2021

The following sentence is hereby inserted immediately after the last sentence in the fifth full paragraph on page 109 of the Proxy Statement under the heading “—General” (such paragraph beginning with “The TPH Group also engages in securities trading and brokerage . . .”):

“Since May 4, 2021 through the announcement of the merger, the TPH Group did not have a direct equity investment in Cimarex or Cabot.”

The following sentence is hereby inserted immediately after the last sentence in the sixth full paragraph on page 109 of the Proxy Statement under the heading “—General” (such paragraph beginning with “In addition, the TPH Group and certain of its employees . . .”):

“Except as may be held in hedge funds, mutual funds and other investment funds or similar investment vehicles or non-discretionary managed accounts or funds, since May 4, 2021 through the announcement of the merger, no member of the TPH deal team performing services in connection with the proposed merger had a direct equity investment in Cimarex or Cabot.”

The following sentence is hereby inserted immediately after the last sentence in the last full paragraph on page 109 of the Proxy Statement under the heading “—General” (such paragraph beginning with “TPH acted as financial advisor to Cimarex in connection with . . .”):

“Other than in connection with its engagement as financial advisor to Cimarex in connection with the merger, during the two years preceding the date of TPH’s opinion, the TPH Group did not have any other material financial advisory or other material commercial or investment banking relationships with either Cimarex or Cabot pursuant to which it received or anticipated receiving compensation.”

The following sentence is hereby inserted immediately after the last sentence in the first full paragraph on page 124 of the Proxy Statement (such paragraph beginning with “For estimates of the values of the payments and benefits described above that would be payable . . .”):

“None of Cimarex’s directors is a party to any severance compensation agreement or is otherwise expected to receive any severance benefits upon termination of their service on the Cimarex board of directors.”

The following sentence is hereby inserted immediately after the last sentence in the first full paragraph on page 138 of the Proxy Statement (such paragraph beginning with “At the effective time of the merger, pursuant to the Cabot bylaw amendment . . .”):

“For the avoidance of doubt, the terms of the Cabot bylaw amendment do not restrict or otherwise limit the right of the Cabot stockholders to remove directors under Delaware law.”

The final sentence in the first full paragraph on page 98 of the Proxy Statement under the heading “Plans to return significant capital stockholders” (such paragraph beginning with “In connection with the transaction, Cimarex and Cabot expect . . .”) is hereby amended and restated to read as follows:

“This plan is supported by: (1) the combined business’ 3-year cash flow projection of approximately $4.7 billion, which is supported by cash flow from the low-decline proved developed producing assets contributed by Cabot; (2) $100 million of sustainable and achievable annual pre-tax cost synergies, with a path for additional operational savings; and (3) enhanced capital allocation flexibility across the two companies’ asset bases to take advantage of commodity-specific cycles.”

The final sentence in the seventh full paragraph on page 100 of the Proxy Statement under the heading “Lack of asset overlap” (such paragraph beginning with “The Cimarex board considered the fact that the asset bases of Cimarex and Cabot . . .”) is hereby amended and restated to read as follows:

“The Cimarex board determined that the operational excellence of the combined business’ management team, ability to allocate capital more efficiently across a wide range of commodity price outcomes, enhanced free cash flow stability, identified pre-tax cost synergies of $100 million per year, the potential for meaningful operational synergies and the other benefits of the merger described above, outweighed the challenges associated with combining the separate asset bases.”

The last sentence on page 121 of the Proxy Statement under the heading “Treatment of Cimarex DSU Awards” (such paragraph beginning with “The merger agreement provides that, at the effective time of the merger, each then outstanding Cimarex DSU award . . .”) is hereby amended and restated to read as follows:

“Cimarex DSU awards are held exclusively by one non-employee director and are fully vested based on the same assumptions set forth in “—Quantification of Potential Payments and Benefits to Cimarex’s Named Executive Officers in Connection with the Merger” on page 124. Accordingly, there is no acceleration of vesting of any Cimarex DSU award as a result of the merger.

No Offer or Solicitation

This filing is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The Exchange Offers and Consent Solicitations are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law (each such term as defined in Cimarex’s Current Report on Form 8-K filed on September 8, 2021). Notwithstanding anything to the contrary in the Offering Memorandum and Consent Solicitation Statement, the information disclosed under “Item 8.01—Supplemental Disclosures” of this Current Report on Form 8-K shall not be incorporated by reference in the Offering Memorandum and Consent Solicitation Statement.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Cabot filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on June 30, 2021 (as amended on August 13, 2021), that includes a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. The registration statement was declared effective by the SEC on August 20, 2021, and on August 23, 2021 Cabot and Cimarex each filed the definitive joint proxy statement/prospectus in connection with the proposed Merger with the SEC, which is supplemented by this Current Report on Form 8-K. Cabot and Cimarex commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about August 23, 2021. Each of Cabot and Cimarex will also file other relevant documents with the SEC regarding the proposed Merger. This Current Report on Form 8-K is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that Cabot or Cimarex has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other documents containing important information about Cabot, Cimarex and the proposed Merger, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor-relations. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Merger by reading the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the definitive joint proxy statement/prospectus, carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of federal securities laws. Words such as anticipates, believes, expects, intends, plans, outlook, will, should, may and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Cabot’s and Cimarex’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Cabot and Cimarex, including future financial and operating results; Cabot’s and Cimarex’s plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the transaction; the expected timing and amount of any future dividends; and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, the achievement of synergies, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Cabot and Cimarex stockholder approvals; the risk that an event, change or other circumstances could give rise to the termination of the proposed merger; the risk that a condition to closing of the merger may not be satisfied on a timely basis or at all; the length of time necessary to close the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Cabot’s common stock or Cimarex’s common stock; the risk of litigation related to the proposed transaction; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to well spacing, hydraulic fracturing, natural gas flaring or other oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the volatility in commodity prices for crude oil and natural gas; the continuing effects of the COVID-19 pandemic and the impact thereof on Cabot’s and Cimarex’s businesses, financial condition and results of operations; actions by, or disputes among or between, the Organization of Petroleum Exporting Countries and other producer countries; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks; drilling and operating risks; exploration and development risks; competition; the ability of management to execute its plans to meet its goals; and other risks inherent in Cabot’s and Cimarex’s businesses. In addition, the declaration and payment of any future dividends, whether regular base quarterly dividends, variable dividends or special dividends following completion of the proposed transaction, will depend on the combined business financial results, cash requirements, future prospects and other factors deemed relevant by the board of directors of Cabot (as then constituted). These risks, as well as other risks related to the proposed transaction, are described in the registration statement on Form S-4 and preliminary joint proxy statement/prospectus that was filed with the SEC and the definitive joint proxy statement/prospectus if and when it becomes available in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to: (1) Cabot’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on Cabot’s website at www.cabotog.com/investorrelations and on the SECs website at http://www.sec.gov; and (2) Cimarex’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on its website at www.cimarex.com/investor-relations and on the SECs website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: September 21, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel